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                                                                    EXHIBIT 99.7

                                 MDCP GUARANTY


          This MDCP GUARANTY is entered into as of November 28, 2000 by Madison Dearborn Capital Partners, L.P., a Delaware limited partnership ("MDCP", hereinafter referred to as the "GUARANTOR"), in favor of and for the benefit of BANKERS TRUST COMPANY, as agent for and representative of (in such capacity herein called "GUARANTIED PARTY") the financial institutions constituting the Revolving B Loan Lenders ("LENDERS") party to the Credit Agreement (as hereinafter defined; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

                                   RECITALS.

A. Hines Nurseries, Inc., a California corporation ("COMPANY"), Sun Gro Horticulture Canada Ltd., a Canadian corporation and successor by amalgamation to Lakeland Canada Ltd. ("Sun Gro Canada"; together with Company, the "BORROWERS"), have entered into that certain Amended and Restated Credit Agreement dated as of June 26, 1998, by and among Borrowers, Guarantied Party, Bank of America, N.A. (formerly Bank of America National Trust and Savings Association), as syndication agent, Harris Trust and Savings Bank as documentation agent, Deutsche Bank Canada as Canadian agent and the financial institutions party thereto (said Amended and Restated Credit Agreement, as amended to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT").

B. Guarantor is a controlling shareholder of the Company and thus the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantor (which benefits are hereby acknowledged).

C. It is a condition precedent to the making of the Revolving B Loans under the Credit Agreement that Company's obligations thereunder be guarantied by Guarantor.

D. Guarantor is willing irrevocably and unconditionally to guaranty the Company's obligations under the Revolving B Loans.

          NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders to make the Revolving B Loans thereunder, Guarantor hereby agrees as follows:

SECTION 1.  DEFINITIONS

          1.1 CERTAIN DEFINED TERMS. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

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          "EVENT OF DEFAULT" has the meaning assigned to that term in Section 5.

          "GUARANTIED OBLIGATIONS" has the meaning assigned to that term in subsection 2.1.

          "GUARANTY" means this MDCP Guaranty dated as of November 10, 2000, as it may be amended, supplemented or otherwise modified from time to time.

          "PAYMENT IN FULL", "PAID IN FULL" or any similar term means payment in full of the Guarantied Obligations including, without limitation, all principal, interest, costs, fees and expenses (including, without limitation, legal fees and expenses) of Lenders and Agent as required under the Loan Documents.

          1.2  INTERPRETATION.
               --------------

          (a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

          (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Credit Agreement, the terms, conditions and provisions of this Guaranty shall prevail.

SECTION 2.  THE GUARANTY

    2.1 GUARANTY OF THE GUARANTIED OBLIGATIONS. Guarantor hereby irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)). The term "GUARANTIED OBLIGATIONS" means:

          (a) any and all Obligations of Company now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Revolving B Loans under the Credit Agreement and the other Loan Documents including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of Company with respect to the Revolving B Loans or from time to time renew them after they have been satisfied; and

          (b) those expenses set forth in subsection 2.9 hereof;

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          provided however,  that in no event shall Guarantor's liabilities under this Guaranty with respect to the Guarantied Obligations exceed, in the aggregate, Thirty Million Dollars ($30,000,000).

    2.2 CONTRIBUTION BY GUARANTOR. Guarantor under this Guaranty, and each guarantor under other guaranties relating solely to the Revolving B Loans (the "RELATED GUARANTIES") which contain a contribution provision similar to that set forth in this subsection 2.2, together desire to allocate among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made on any date by Guarantor under this Guaranty or a guarantor under a Related Guaranty (a "FUNDING GUARANTOR") that exceeds its Fair Share (as defined below) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "FAIR SHARE" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Fair Share Contribution Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty and the Related Guaranties in respect of the obligations guarantied. "FAIR SHARE SHORTFALL" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "FAIR SHARE CONTRIBUTION AMOUNT" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty and/or the Related Guaranties, as applicable, that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law; provided that, solely for purposes of calculating the "Fair Share Contribution Amount" with respect to any Contributing Guarantor for purposes of this subsection 2.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder or under any similar provision contained in a Related Guaranty shall not be considered as assets or liabilities of such Contributing Guarantor. "AGGREGATE PAYMENTS" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty and/or the Related Guaranties (including, without limitation, in respect of this subsection 2.2 or any similar provision contained in a Related Guaranty), minus (ii) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this subsection 2.2 or any similar provision contained in a Related Guaranty. The amounts payable as contributions hereunder and under similar provisions in the Related Guaranties shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among

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Contributing Guarantors of their obligations as set forth in this subsection 2.2 or any similar provision contained in a Related Guaranty shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder or under a Related Guaranty. Each Contributing Guarantor under a Related Guaranty is a third party beneficiary to the contribution agreement set forth in this subsection 2.2.

    2.3 PAYMENT BY GUARANTOR; APPLICATION OF PAYMENTS. Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which Agent or any other Person may have at law or in equity against Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), Guarantor will upon demand by the Requisite Lenders or the Agent (acting on behalf of the Lenders) pay, or cause to be paid, in cash, to Agent for the ratable benefit of Lenders, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against such Borrower for such interest in any such bankruptcy proceeding) and all other Guarantied Obligations then owed to Agent and/or Lenders as aforesaid up to a maximum amount for all such payments of Thirty Million Dollars ($30,000,000). All such payments shall be applied promptly from time to time by Agent:

         First, to the payment of the costs and expenses of any collection or other realization under this Guaranty, including reasonable compensation to Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Agent in connection therewith;

         Second, to the payment of all other Guarantied Obligations in such order as Agent shall elect; and

         Third, after payment in full of all Guarantied Obligations, to the payment to Guarantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

    2.4 LIABILITY OF GUARANTOR ABSOLUTE. Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

         (a) This Guaranty is a guaranty of payment when due and not of collectibility.

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         (b) Agent may enforce this Guaranty upon (i) the occurrence and during the continuation of an Event of Default described in subsections 8.1, 8.6, 8.7, and 8.13 of the Credit Agreement and (ii) an occurrence and during the continuation of an Event of Default under Section 5 of this Guaranty.

         (c) The obligations of Guarantor hereunder are independent of the obligations of any Borrower under the Loan Documents and the obligations of any other guarantor of the obligations of any Borrower under the Loan Documents, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against any Borrower or any of such other guarantors and whether or not any Borrower is joined in any such action or actions.

         (d) Except as set forth in subsection 2.1, Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Guarantied Obligations which has not been paid. Without limiting the generality of the foregoing, if Agent is awarded a judgment in any suit brought to enforce Guarantor's covenant to pay a portion of the Guarantied Obligations, such judgment shall not be deemed to release Guarantor from its covenant to pay the portion of the Guarantied Obligations that is not the subject of such suit.

         (e) Agent or any Lender, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of Agent or any Lender in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Agent or Lenders, or any of them, may have against any such security, as Agent in its discretion may determine consistent with the Credit Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against any

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    Borrower or any security for the Guarantied Obligations; and (vi) exercise any other rights available to it under the Loan Documents.

         (f) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation (except as set forth in subsection 2.1), impairment, discharge or termination for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Credit Agreement, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, in each case whether or not in accordance with the terms of the Credit Agreement or such Loan Document or any agreement relating to such other guaranty or security; (iii) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guarantied Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guarantied Obligations) to the payment of indebtedness other than the Guarantied Obligations, even though Agent or Lenders, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations; (v) any Lender's or Agent's consent to the change, reorganization or termination of the corporate structure or existence of any Borrower or any of its Subsidiaries and to any corresponding restructuring of the Guarantied Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; (vii) any defenses, set-offs or counterclaims which any Borrower may allege or assert against Agent or any Lender in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guarantied Obligations.

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    2.5  WAIVERS BY GUARANTOR.  Guarantor hereby waives, for the benefit of
Lenders and Agent:

         (a) any right to require Agent or Lenders, as a condition of payment or performance by Guarantor, to (i) proceed against any Borrower, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from any Borrower, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Agent or any Lender in favor of any Borrower or any other Person, or (iv) pursue any other remedy in the power of Agent or any Lender whatsoever;

         (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Borrower including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Borrower from any cause other than payment in full of the Guarantied Obligations;

         (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

         (d) any defense based upon Agent's or any Lender's errors or omissions in the administration of the Guarantied Obligations, except behavior which amounts to bad faith or gross negligence;

         (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Agent or any Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto;

         (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to any Borrower and notices of any of the matters referred to in subsection 2.4 and any right to consent to any thereof; and

         (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

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    2.6  CERTAIN CALIFORNIA LAW WAIVERS.   As used in this subsection 2.6, any
reference to "the principal" includes any or all Borrowers, and any reference to "the creditor" includes Agent and each Lender. In accordance with Section 2856 of the California Civil Code:

         (a) Guarantor agrees to withhold the exercise of any and all rights of subrogation, reimbursement and contribution against any Borrower, against any other guarantor of any of the Guarantied Obligations, and against any collateral or security for any of the Guarantied Obligations, until the Guarantied Obligations and all other Obligations under the Credit Agreement shall have been paid in full, the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, all as more fully set forth in subsection 2.7;

         (b) Guarantor waives any and all other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses Guarantor may have by reason of protection afforded to the principal with respect to any of the Guarantied Obligations, or to any other guarantor of any of the Guarantied Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

         (c) Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guarantied Obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Guarantied Obligations, has destroyed Guarantor's rights of contribution against such other guarantor.

No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this subsection 2.6. In accordance with subsection 6.6 below, this Guaranty shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles. This subsection 2.6 is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or to any of the Guarantied Obligations.

    2.7 GUARANTOR'S RIGHTS OF SUBROGATION, CONTRIBUTION, ETC. Until the Guarantied Obligations and all other Obligations under the Credit Agreement shall have been paid in full, the Commitments shall have been terminated and all Letters of Credit shall have

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expired or been cancelled, Guarantor hereby waives any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against any Borrower or any Borrower's assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against any Borrower, (ii) any right to enforce, or to participate in, any claim, right or remedy that Agent or any Lender now has or may hereafter have against any Borrower, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Agent or any Lender. In addition, until the Guarantied Obligations and all other Obligations under the Credit Agreement shall have been paid in full, the Commitments shall have been terminated and all Letters of Credit shall have expired or been cancelled, Guarantor shall withhold exercise of any right of contribution Guarantor may have against any other guarantor of any of the Guarantied Obligations (including without limitation any such right of contribution under California Civil Code Section 2848 or under a Related Guaranty as contemplated by subsection 2.2). Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against any Borrower or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Agent or Lenders may have against any Borrower, to all right, title and interest Agent or Lenders may have in any such collateral or security, and to any right Agent or Lenders may have against such other guarantor. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Guarantied Obligations and all other Obligations under the Credit Agreement shall not have been paid in full, such amount shall be held in trust for Agent on behalf of Lenders and shall forthwith be paid over to Agent for the benefit of Lenders to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms hereof.

    2.8 SUBORDINATION OF OTHER OBLIGATIONS. Any indebtedness of any Borrower now or hereafter held by Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of any Borrower to Guarantor collected or received by Guarantor after an Event of Default has occurred and while it is continuing shall be held in trust for Agent on behalf of Lenders and shall forthwith be paid over to Agent for the benefit of Lenders to be credited and applied against the Guarantied Obligations but without affecting, impairing or limiting in any manner the liability of Guarantor under any other provision of this Guaranty.

    2.9 EXPENSES. Guarantor agrees to pay, or cause to be paid, on demand, and to save Agent and Lenders harmless against liability for, any and all costs and expenses (including reasonable fees and disbursements of counsel and reasonable allocated costs of internal counsel) incurred or expended by Agent or any Lender in connection with the enforcement of or preservation of any rights under this Guaranty.

                                    XXVII-9
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    2.10 CONTINUING GUARANTY; TERMINATION OF GUARANTY.  This Guaranty is a
continuing guaranty and shall remain in effect until all of the Guarantied Obligations and all other Obligations under the Credit Agreement shall have been paid in full, the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled. After all of the Guarantied Obligations and all other Obligations under the Credit Agreement shall have been paid in full, the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, this Guaranty shall terminate, subject to the provisions of subsection 2.14(c) of this Guaranty. Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

    2.11 AUTHORITY OF GUARANTOR OR BORROWERS. It is not necessary for Lenders or Agent to inquire into the capacity or powers of Guarantor, any Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

    2.12 FINANCIAL CONDITION OF BORROWERS. Any Loans may be granted to any Borrower or continued from time to time without notice to or authorization from Guarantor regardless of the financial or other condition of Company or any Borrower at the time of any such grant or continuation. Lenders and Agent shall have no obligation to disclose or discuss with Guarantor their assessment, or Guarantor's assessment, of the financial condition of any Borrower. Guarantor has adequate means to obtain information from Company or each Borrower on a continuing basis concerning the financial condition of Company or each Borrower and its ability to perform its obligations under the Loan Documents, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company or each Borrower and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. Guarantor hereby waives and relinquishes any duty on the part of Agent or any Lender to disclose any matter, fact or thing relating to the business, operations or conditions of any Borrower now known or hereafter known by Agent or any Lender.

    2.13 RIGHTS CUMULATIVE. The rights, powers and remedies given to Lenders and Agent by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Lenders and Agent by virtue of any statute or rule of law or in any of the other Loan Documents or any agreement between Guarantor and Lenders and/or Agent or between any Borrower and Lenders and/or Agent. Any forbearance or failure to exercise, and any delay by any Lender or Agent in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

    2.14 BANKRUPTCY; POST-PETITION INTEREST; REINSTATEMENT OF GUARANTY. (a) So long as any Guarantied Obligations or any other Obligations under the Credit Agreement remain outstanding, Guarantor shall not, without the prior written consent of Agent in accordance with the terms of the Credit Agreement, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against any Borrower. The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or

                                    XXVII-10
involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of any Borrower or by any defense which any Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

         (b) Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantor and Agent that the Guarantied Obligations which are guarantied by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve any Borrower of any portion of such Guarantied Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Agent, or allow the claim of Agent in respect of, any such interest accruing after the date on which such proceeding referred to in clause (a) above is commenced.

         (c) In the event that all or any portion of the Guarantied Obligations are paid by any Borrower, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Agent or any Lender as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

    2.15 SET OFF. In addition to any other rights any Lender or Agent may have under law or in equity, if any amount shall at any time be due and owing by Guarantor to any Lender or Agent under this Guaranty, such Lender or Agent is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of any Lender or Agent owing to Guarantor and any other property of Guarantor held by any Lender or Agent to or for the credit or the account of Guarantor against and on account of the Guarantied Obligations and liabilities of Guarantor to any Lender or Agent under this Guaranty.

SECTION 3.  REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders and Agent to accept this Guaranty and to enter into the Credit Agreement and to make the Revolving B Loans thereunder, Guarantor hereby represents and warrants to Lenders that the following statements are true and correct in all material respects:

    3.1 DUE FORMATION OF LIMITED PARTNERSHIP. Guarantor is duly formed and validly existing limited partnership under the laws of the State of Delaware, with the power

                                    XXVII-11
under the Delaware Revised Uniform Limited Partnership Act (the
"Act") and its partnership agreement (the "Partnership Agreement") to own its property and assets and to transact the business in which it is now engaged and has obtained the requisite certificates of registration or authority or other such qualifications to do business in each of the jurisdictions where its ownership or lease of property or the conduct of its business requires such certifications, except for failures to be so qualified, authorized or licensed that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of Guarantor.

    3.2 LIMITED PARTNERSHIP POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Guarantor has the power, authority and legal right to execute, deliver and perform this Guaranty under the Act and the Partnership Agreement, and all obligations required hereunder and has taken all necessary action to authorize its Guaranty hereunder on the terms and conditions hereof and its execution, delivery and performance of this Guaranty and all obligations required hereunder. No consent of any other Person including, without limitation, Partners or creditors of Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by Guarantor in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder. This Guaranty has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of Guarantor, and this Guaranty constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the legally valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

    3.3 NO LEGAL BAR TO THIS GUARANTY. The execution, delivery and performance of this Guaranty and the documents or instruments required hereunder will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the Partnership Agreement of Guarantor or any securities issued by Guarantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Guarantor, and will not result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

SECTION 4.  COVENANTS

    Guarantor covenants and agrees that, unless and until all of the Guarantied Obligations shall have been paid in full and the Commitments shall have terminated, unless Requisite Lenders and Lenders holding a majority of the Revolving B Loan Exposure shall otherwise consent in writing:

                                    XXVII-12

          4.1 PARTNERSHIP EXISTENCE, ETC. Guarantor shall at all times preserve and keep in full force and effect its partnership existence and all rights and franchises material to its business.

          4.2 COMPLIANCE WITH LAWS, ETC. Guarantor shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying when due all taxes, assessments and governmental charges imposed upon it or upon any of its properties or assets or in respect of any of its franchises, businesses, income or property before any penalty or interest accrues thereon.

          4.3 BOOKS AND RECORDS. Guarantor shall keep and maintain books of record and account with respect to its operations in accordance with generally accepted accounting principles and shall permit Agent and its officers, employees and authorized agents, to the extent Agent in good faith deems necessary for the proper administration of this Guaranty, to examine, copy and make excerpts from the books and records of Guarantor and to inspect the properties of Guarantor, both real and personal, at such reasonable times as Agent may request and upon reasonable notice.

         4.4 DELIVERY OF QUARTERLY AND ANNUAL FINANCIAL REPORTS. As soon as available and in any event within 45 days after the end of each Fiscal Quarter, Guarantor will deliver to Agent and Lenders quarterly financial reports for Guarantor. As soon as available and in any event within 90 days after the end of each Fiscal Year, Guarantor will deliver to Agent and Lenders annual audited financial reports for Guarantor.

         4.5 UNENCUMBERED ASSETS. Guarantor agrees to maintain not less than $55,000,000 in unencumbered marketable securities (excluding any securities issued by Holdings or any of its subsidiaries) until payment of all Guarantied Obligations under this Guaranty.

         4.6 NOTICE OF ADVERSE CONDITIONS OR EVENTS. Guarantor shall deliver to Agent written notice regarding all conditions or events which may materially and adversely affect the Guaranty or the performance of Madison Dearborn Partners, L.P., the general partner of MDCP (the "GENERAL PARTNER"), under this Guaranty.

SECTION 5.  EVENTS OF DEFAULT

    If any of the following conditions or events ("Events of Default") shall occur, such condition or event shall constitute an Event of Default hereunder:

    5.1 BREACH OF CERTAIN COVENANTS. Failure of Guarantor or the General Partner to perform or comply with any term or condition contained in this Guaranty and such failure to perform or comply shall not have been remedied within 15 days after the earlier of (i) General Partner becoming aware of such default or (ii) receipt by General Partner of notice from Agent or any Lender of such default; or

                                    XXVII-13

    5.2 BREACH OF WARRANTY. Any representation, warranty, certification or other statement made by Guarantor or its General Partner in the Guaranty or in any statement or certificate at any time given by Guarantor or its General Partner in writing pursuant hereto or in connection herewith shall be false in any material respect on the date as of which made; or

    5.3 INVOLUNTARY BANKRUPTCY; APPOINT OF RECEIVER, ETC. (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Guarantor or its General Partner in an involuntary case under the Bankruptcy Code or under any other Insolvency Laws which decree or order is not stayed; or any other similar relief shall be granted under any applicable Insolvency Laws; or (ii) an involuntary case shall be commenced against Guarantor or its General Partner under the Bankruptcy Code or under any other Insolvency Laws; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Guarantor or its General Partner, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Guarantor or its General Partner for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Guarantor or its General Partner, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

    5.4 VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) Guarantor or its General Partner shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other Insolvency Laws, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Guarantor or its General Partner shall make any assignment for the benefit of creditors; or (ii) Guarantor or its General Partner shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Guarantor or its General Partner (or any governing body thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

    5.5 DISSOLUTION. Any order, judgment or decree shall be entered against Guarantor or its General Partner decreeing the dissolution or split up of Guarantor or its General Partner and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

    5.6 CHANGE IN GENERAL PARTNER. General Partner ceases to be the general partner of MDCP or to be controlled directly or indirectly by at least two of the four Approved Partners, as defined in the Partnership Agreement, who are active employees of the Partnership, as of the date hereof.

                                    XXVII-14

SECTION 6.  MISCELLANEOUS

    6.1 SURVIVAL OF WARRANTIES. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents and any increase in the Commitments under the Credit Agreement.

    6.2 NOTICES. Any communications between Agent and Guarantor and any notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by telex, facsimile transmission or cable to each such party at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon Agent or Lenders or Guarantor shall not be effective until received.

    6.3 SEVERABILITY. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

    6.4 AMENDMENTS AND WAIVERS. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Requisite Lenders under the Credit Agreement and Lenders holding a majority of the Revolving B Loan Exposure and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

    6.5 HEADINGS. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

    6.6 APPLICABLE LAW. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR, AGENT AND LENDERS HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

    6.7 SUCCESSORS AND ASSIGNS. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of Lenders, Agent and their respective successors and assigns. Guarantor shall not assign this Guaranty or any of the rights or obligations of Guarantor hereunder without the prior written consent of all Lenders. Any Lender may, without notice or consent, assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Loan, and in the event of such transfer or assignment the rights and privileges herein conferred upon Lenders and Agent

                                    XXVII-15
shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

    6.8 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS GUARANTY GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. Guarantor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Guarantor at its address provided in subsection 6.2, such service being hereby acknowledged by Guarantor to be sufficient for personal jurisdiction in any action against Guarantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against Guarantor in the courts of any other jurisdiction.

    6.9  WAIVER OF TRIAL BY JURY.  TO THE EXTENT PERMITTED BY LAW,
GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, AGENT EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantor and, by its acceptance of the benefits hereof, Agent each (i) acknowledges that this waiver is a material inducement for Guarantor and Agent to enter into a business relationship, that Guarantor and Agent have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

    6.10 NO OTHER WRITING. This writing is intended by Guarantor and Agent as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be

                                    XXVII-16
used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

    6.11 FURTHER ASSURANCES. At any time or from time to time, upon the request of Agent, Guarantor shall execute and deliver such further documents and do such other acts and things as Agent may reasonably request in order to effect fully the purposes of this Guaranty.


                 [Remainder of page intentionally left blank]

                                    XXVII-17

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                             MADISON DEARBORN CAPITAL PARTNERS, L.P.

                             By:  MADISON DEARBORN
                             PARTNERS, L.P., its General Partner

                             By:  Madison Dearborn Partners, Inc.
                                  its General Partner

                             By:   /s/ Paul R. Wood
                             Name:  Paul R. Wood
                             Title   Managing Director


                             Address:  Three First National Plaza
                                     Suite 300
                                     Chicago, Illinois  60602
                                    Attention:  Paul R. Wood

                                    XXVII-18